UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                              (Amendment No.     )


     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Sec.240.14a-12


                           INTEGRAL TECHNOLOGIES, INC.
              -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
--------------------------------------------------------------------------------


     Payment of Filing Fee (Check the appropriate box):


     [X]  No fee required.
     [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                           INTEGRAL TECHNOLOGIES, INC.
                           805 W. Orchard Dr., Suite 7
                          Bellingham, Washington  98225

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 2006

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of Integral Technologies, Inc. will be held at our offices located at Suite 3, 1070 West Pender Street, Vancouver, British Columbia, Canada V6E 2N7, on Friday, April 28, 2006, at 9:00 a.m., Pacific Daylight Time, to consider and act upon the following:

1. To amend our Articles of Incorporation to increase the number of shares of common stock authorized from 50,000,000 shares to 150,000,000 shares.

2. To transact any other business that may properly come before the meeting.

These business items are described more fully in the Proxy Statement accompanying this Notice.

Only shareholders who owned our common stock at the close of business on March 22, 2006 may vote at this meeting or any adjournments that may take place. The stock transfer books of the Company will remain open. All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose. Your stock will be voted in accordance with the instructions you have given. Any stockholder attending the meeting may vote in person even if he or she has previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

                              By Order of the Board of Directors,

                              /s/

                              William S. Robinson
                              Chief Executive Officer

Vancouver, B.C.
March    , 2006
      ---

                             YOUR VOTE IS IMPORTANT
                             ----------------------

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE SPECIAL MEETING.

                           INTEGRAL TECHNOLOGIES, INC.
                           805 W. Orchard Dr., Suite 7
                          Bellingham, Washington  98225

                                 PROXY STATEMENT

                       FOR SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 28, 2006


GENERAL

The enclosed proxy is solicited on behalf of the Company's Board of Directors for use at the Special Meeting of Shareholders to be held on Friday, April 28, 2006, at 9:00 a.m., Pacific Daylight Time (the "Special Meeting"), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at Suite 3, 1070 West Pender Street, Vancouver, British Columbia, Canada V6E 2N7. We intend to mail this Proxy Statement and accompanying proxy card to shareholders on or about March 31, 2006.

SOLICITATION

The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation. As of this date, the Company has no plans to retain an outside firm to solicit proxies, but reserves the right to do so if it becomes necessary to ensure that the quorum requirement is met.

VOTING; QUORUM; ABSTENTIONS AND BROKER NON-VOTES

Only shareholders of record at the close of business on March 22, 2006 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting. The holders of outstanding shares of common stock and preferred stock shall be entitled to vote together as a class. At the close of business on March 22, 2006, there were 42,439,149 shares of common stock outstanding and entitled to vote. Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting. In addition, holders of outstanding shares of Series A Convertible Preferred Stock, are entitled to vote and shall be entitled to that number of votes equal to the largest number of whole shares of common stock into which such holder's shares of Series A Convertible Preferred Stock could be converted at the Record Date. As of the Record Date, the outstanding shares of Series A Convertible Preferred Stock were held by the two directors of the
Company, and were convertible into         shares of common stock.
                                   -------

Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted "FOR" all of the proposals described in this Proxy Statement. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Special Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Special Meeting, the persons named as proxies in the enclosed form of proxy will have discretionary authority to vote according to their own discretion.

The required quorum for the transaction of business at the Special Meeting is a majority of the issued and outstanding shares of the Company's common stock entitled to vote at the Special Meeting, whether present in person or represented by proxy. The Bylaws of the Company provide that unless otherwise provided by law or by the Articles of Incorporation or the Bylaws, all matters shall be decided by the vote of the holders of a majority of the outstanding shares of stock represented and entitled to vote in person or by proxy at the Special Meeting. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining. Shares of stock represented by "broker non-votes" (i.e., shares of stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) will be treated as present for purposes of determining a quorum.

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company's Secretary, at the address of the Company's executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not, by itself, revoke a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the Special Meeting, you must obtain from the record holder a proxy issued in your name.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

The Company makes available, free of charge through its website (www.itkg.net), its annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), as soon as reasonably practicable after such documents are electronically filed with or furnished to the Securities and Exchange Commission. The Company will provide to any shareholder without charge, upon the written request of that shareholder, a copy of the Company's Annual Report on Form 10-KSB (without exhibits), including financial statements and the financial statement schedules, for the fiscal year ended June 30, 2005. Such requests should be addressed to Investor Relations, Integral Technologies, Inc., Suite 3, 1070 West Pender Street, Vancouver, British Columbia, Canada V6E 2N7.

                                  PROPOSAL ONE

             AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO
                   INCREASE AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors has adopted a resolution declaring it advisable and in the best interests of the Company and the stockholders to amend our Articles of Incorporation, as amended (the "Articles") to increase the authorized number of shares of our common stock, par value $.001 per share, from 50,000,000 to 150,000,000 shares.

The Articles presently authorize 50,000,000 shares of common stock, of which 42,439,149 shares were issued and outstanding as of March 22, 2006, the Record Date for the Special Meeting; and 20,000,000 shares of preferred stock, of which 1,000,000 have been designated as Series A Convertible Preferred Stock and 308,538 of which were issued and outstanding as of the Record Date. As of the Record Date, the shares of Series A Convertible Preferred Stock were convertible
into         shares of common stock.  Additionally, as of that date an aggregate
     -------
of 4,033,500 shares of common stock were reserved for issuance upon the exercise of options granted or available for grant under our various stock option plans or under stock options individually granted by the Board. Also as of that date, 1,274,501 shares of common stock were reserved for issuance upon the exercise outstanding common stock purchase warrants. As a result of such reservation requirements, if we desire to issue common equity for stock splits or acquisitions or to obtain funds through an offering or for any other purpose, we
are currently limited to the issuance of               shares of common stock.
                                         -------------

The Board considers it desirable to have available for issuance sufficient authorized shares of common stock to enable us to act without delay of seeking shareholder approval if favorable opportunities arise to raise additional equity capital or to acquire companies or products by the issuance of shares of common stock and otherwise to be in a position to take various steps requiring the issuance of additional shares of common stock (including stock splits or stock dividends) that in the judgment of the Board are in our best interests. The shares will also be available for issuance under current and future employee equity compensation plans. Other than issuances upon exercise of outstanding stock options and future option grants under our stock option plans, we have no current plans, arrangements or understandings regarding the issuance of any additional shares of common stock for which authorization is sought and there are no negotiations pending with respect to the issuance thereof for any purpose.

Additional shares of common stock authorized pursuant to this proposal would be identical in all respects to the common stock now authorized. While authorization of the additional shares will not currently dilute the proportionate voting power or other rights of existing stockholders, future issuances of common stock could reduce the proportionate ownership of existing holders of common stock, and, depending on the price at which such shares are issued, may be dilutive to the existing stockholders.

Common stock (including the additional shares of common stock authorized pursuant to this proposal) and preferred stock may be issued from time to time upon authorization of the Board, without further approval by the stockholders, unless otherwise required by applicable law, and for the consideration that the Board may determine is appropriate and as may be permitted by applicable law.

As provided for by the Nevada Corporation Code, the Board has directed that the proposed amendment to increase the number of authorized shares of common stock be submitted to a vote of the stockholders. Approval of the proposed amendment requires the affirmative vote of a majority of the votes entitled to be cast by the holders of common stock.

Although an increase in the authorized shares of our capital stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction resulting in our acquisition by another company), the proposed increase is not in response to any effort by any person or group to accumulate our stock or to obtain control of the Company by any means. In addition, the proposal is not part of any current plan by the Board to recommend or implement a series of anti-takeover measures or any other corporate transactions.

The proposed amendment to the Articles would amend Article Fourth of the Articles by striking out the first sentence of Article FOURTH, up to the colon, as it now exists and inserting in lieu and instead thereof the following:

     "FOURTH: CAPITAL STOCK. The total number of shares of all classes which the Corporation shall have authority to issue is 170,000,000, of
                                                            -----------
     which  20,000,000  shares  shall be Preferred Shares, par value $0.001
            ----------                                               ------
     per  share,  and  150,000,000 shall be Common Shares, par value $0.001
                       -----------                                   ------
     per  share,  and  the   designations,  preferences,  limitations,  and
     relative  rights  of  the  shares  of  each  class  are  as  follows:"

If approved by the requisite number of shares, the amendment to our Certificate will become effective upon filing the Amendment to the Articles of Incorporation with the Nevada Secretary of State, which is expected to occur promptly following approval at the Special Meeting.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1


                                   PROPOSAL 2

                                  OTHER MATTERS

The Board of Directors knows of no other business to come before the Meeting. If, however, other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Company's common stock beneficially owned by them. Shares of the Company's common stock subject to options or warrants that are exercisable within 60 days of March 22, 2006 are also deemed outstanding for purposes of calculating the percentage ownership of that person, and if applicable, the percentage ownership of executive officers and directors as a group, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person.

A.   Common  Stock

     The following table sets forth, as of March 22, 2006 the stock ownership of each person known by the Company to be the beneficial owner of five percent or more of the Common Stock, each Officer and Director individually and all Directors and Officers of the Company as a group. Each person is believed to have sole voting and investment power over the shares except as noted.

=================================================================================================
Name and Address of                        Amount and Nature of Beneficial
Beneficial Owner (1)                               Ownership(1)(2)           Percent of Class (3)
-------------------------------------------------------------------------------------------------
Officers and Directors:
-------------------------------------------------------------------------------------------------
William S. Robinson (4)
#3 1070 West Pender St.                               2,373,533                       5.6%
Vancouver, B.C.  V6E 2N7
-------------------------------------------------------------------------------------------------
William A. Ince (5)
805 W. Orchard Dr., Suite #7                          2,128,833                       5.0%
Bellingham, WA  98225
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
All officers and directors as a group
(2 persons)                                           4,502,366                      10.5%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
5% Beneficial Owners:
-------------------------------------------------------------------------------------------------
Wellington Management Company, LLP                    6,796,800                      16.0%
=================================================================================================

(1) Unless otherwise indicated, all shares are directly beneficially owned and investing power is held by the persons named.

(2) Includes vested options beneficially owned but not yet exercised and outstanding, if any. The table does not include the effects of conversion by Mr. Robinson and Mr. Ince of their shares of Series A Convertible Preferred Stock ("Series A"), which are convertible into shares of common stock at a conversion rate that varies with the market price of the common stock at the time of conversion. The conversion rate is determined by dividing the number of shares of Series A being converted by the average of the high and low bid prices of Integral's common stock reported by the OTC Bulletin Board over the ten trading days preceding the date of conversion. Mr. Robinson owns 204,975 shares of Series A and Mr. Ince owns 103,563
     shares of Series A. As of March 22, 2006, the conversion rate was $    per
                                                                        ---
     share, so Mr. Robinson's 204,975 shares of Series A were convertible into shares of common stock, and Mr. Ince's 103,563 shares of Series
     ----------
     A were convertible into           shares of common stock. The actual number
                             ---------
     of shares of
     common stock receivable by Messrs. Robinson and Ince upon conversion of the Series A would depend on the actual conversion rate in effect at the time of conversion.

(3) Based upon 42,439,149 shares issued and outstanding, plus the amount of shares each person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(4) Mr. Robinson is an officer and director of Integral and each of its subsidiaries. Beneficial ownership figure includes an aggregate of 200,000 shares held in the names of his spouse and his three minor children.

(5) Mr. Ince is an officer and director of Integral and each of its subsidiaries. Beneficial ownership figure includes 415,000 shares underlying options.

(6) Wellington Management Company, LLP, has indicted the following information in its Schedule 13G filing with the Securities and Exchange Commission: (a) Wellington, in its capacity as investment adviser, may be deemed to beneficially own 6,796,800 shares of the Company which are held of record by clients of Wellington; (b) those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities; and (c) no such client is known to have such right or power with respect to more than five percent of this class of securities.

B.   Series A Convertible Preferred Stock

     The following table sets forth, as of March 22, 2006 the stock ownership of each person known by the Company to be the beneficial owner of five percent or more of the Series A Convertible Preferred Stock, each Officer and Director individually and all Directors and Officers of the Company as a group. Each person is believed to have sole voting and investment power over the shares except as noted.

===========================================================================================
Name and Address of                            Amount and Nature of
Beneficial Owner (1)                          Beneficial Ownership(1)  Percent of Class (2)
-------------------------------------------------------------------------------------------
William S. Robinson (3)
#3 1070 West Pender St.                             204,975                   66.4%
Vancouver, B.C.  V6E 2N7
-------------------------------------------------------------------------------------------
William A. Ince (4)
805 W. Orchard Dr., Suite #3                        103,563                   33.6%
Bellingham, WA  98225
===========================================================================================
All officers and directors of Integral as a
group (2 persons)                                   308,538                    100%
===========================================================================================

(1) Unless otherwise indicated, all shares are directly beneficially owned and investing power is held by the persons named.
(2) Based upon 308,538 Series A Convertible Preferred shares issued and outstanding.
(3) Mr. Robinson is an officer and director of Integral and each of its subsidiaries.
(4) Mr. Ince is an officer and director of Integral and each of its subsidiaries.

                              STOCKHOLDER PROPOSALS

Any stockholder may present a proposal for consideration at a future annual meeting of stockholders. Because the Company does not have a regularly scheduled annual meeting date, any proposal for consideration at a future annual meeting must be received in writing by the Secretary of the Company by the last day of the Company's fiscal year for the next annual meeting that may be held after that date, in order to be considered for possible inclusion in the Company's proxy materials relating to such meeting.


PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

                                   APPENDIX A

                                  FORM OF PROXY
                           INTEGRAL TECHNOLOGIES, INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 2006

                           INTEGRAL TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Integral Technologies, Inc. (the "Company") hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and appoint William S. Robinson with full power of substitution, as proxy to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Special Meeting of Shareholders of the Company to be held at Suite 3, 1070 West Pender Street, Vancouver, British Columbia, Canada V6E 2N7, on Friday, April 28, 2006 at 9:00 a.m., Pacific Daylight Time, and any and all adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

1. To amend our Articles of Incorporation to increase the number of shares of common stock we have authorized to issue from 50,000,000 shares to 150,000,000 shares.

FOR  [ ]                     AGAINST  [ ]                     ABSTAIN  [ ]

2.   Other  Matters:

     In his discretion, to vote with respect to any other matters that may come before the meeting or any adjournment thereof, including matters incident to its conduct.


Dated:
       -----------------------------

---------------------------
 Signature

---------------------------
 Print Name

---------------------------
 Signature if jointly held

---------------------------
 Printed Name

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held by joint-tenants or otherwise by more than one person, all should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact, or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.